March 1, 2019

Summary Prospectus
Calamos Phineus Long/Short Fund
NASDAQ Symbol: CPLSX – Class A CPCLX – Class C CPLIX – Class I

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at https://www.calamos.com/FundInvestor/LiteratureLibrary. You can also get this information at no cost by calling 800.582.6959 or by sending an e-mail request to prospectus@calamos.com. The current prospectus and statement of additional information, both dated March 1, 2019 (and as each may be amended or supplemented), and the financial statements included in the Fund’s recent report to shareholders, dated October 31, 2018, are incorporated by reference into this summary prospectus.

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Investment Objective

Calamos Phineus Long/Short Fund’s investment objective is to seek strong, risk-adjusted and absolute returns in the context of prevailing market conditions across the global equity universe.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares does the Fund offer?” on page 123 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 73 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I
Management Fees	1.22%	1.22%	1.22%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None
Dividend and Interest Expense on Short Sales[1]	0.64%	0.64%	0.60%
Other Expenses	0.17%	0.17%	0.18%
Acquired Fund Fees and Expenses[2]	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	2.32%	3.07%	2.04%

1

“Dividend and Interest Expense on Short Sales” reflect interest expense and dividends paid on borrowed securities. Interest expenses result from the Fund’s use of prime brokerage arrangements to execute short sales. Dividends paid on borrowed securities are an expense of short sales. Such expenses are required to be treated as a Fund expense for accounting purposes and are not payable to Calamos Advisors LLC. Any interest expense amount or dividends paid on securities sold short will vary based on the Fund’s use of those investments as an investment strategy best suited to seek the objective of the Fund.

2	“Acquired Fund Fees and Expenses” include certain expenses incurred in connection with the Fund’s investment in various money market funds, affiliated mutual funds, and ETFs.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares

PLSPRO 03/19

Calamos Phineus Long/Short Fund

at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	699	1,166	1,657	3,005
Class C	410	949	1,612	3,384
Class I	207	640	1,099	2,369

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	699	1,166	1,657	3,005
Class C	310	949	1,612	3,384
Class I	207	640	1,099	2,369

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal period, the Fund’s portfolio turnover rate was 228.6% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund aims to achieve its investment objective primarily by investing globally in publicly listed equity securities, including common stock and American Depositary Receipts (“ADRs”), of issuers of all market capitalizations that operate in the knowledge-based sectors such as technology, communications and media, as well as financial services and healthcare, and other investment companies, including exchange-traded funds (“ETFs”), that track or otherwise provide exposure to such sectors. The Fund’s investment adviser (the “Advisor”) believes that the heterogeneous, disruptive and volatile nature of many of these sectors is well suited for long/short equity investing. Long investing generally involves buying a security expecting to profit from an increase in its price. Short investing generally involves selling a security that the Fund does not own expecting to profit from a decline in its price at a later time. The Advisor will also consider investing in other sectors if, in the Advisor’s opinion, such long and short exposures have favorable potential for contributing value. The Fund may maintain long and short positions through the use of derivative instruments, such as options, futures and forward contracts, without investing directly in the underlying asset. The Fund may also use derivative instruments to attempt to both increase the return of the Fund and hedge (protect) the value of the Fund’s assets. The Fund may also invest in cash and cash equivalents.

The Advisor pursues a fundamental, global approach that incorporates a blend of top-down and bottom-up considerations. The advantages of its investment process are based upon: 1) a comprehensive assessment of what drives share prices; 2) how companies and industries are analyzed; and 3) the flexible management of style, capitalization and country factors. The Advisor believes that flexible asset allocation across the global equity universe, with less emphasis upon the traditional role of benchmarks, provides the potential for excess returns.

The Advisor’s approach is primarily derived from its assessment of corporate and economic fundamentals. Equally, the Fund’s strategy allows for all investment styles (for example, growth versus value, small versus large capitalization) to be considered depending upon a company’s business model, prevailing market conditions and the economic cycle. The Advisor believes that stocks with common style characteristics can behave similarly, often in response to the economic cycle, and that these characteristics are an additional source of return that should be identified.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase during times of significant market volatility. Under certain conditions, even if the value of the Fund’s long positions are rising, this could be offset by declining values of the Fund’s short positions. Conversely, it is possible that rising values of the Fund’s short positions could be offset by declining values of the Fund’s long positions. In either scenario the Fund may experience losses. In a market where the value of both the Fund’s long and short positions are declining, the Fund may experience substantial losses.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•

American Depositary Receipts Risk — The stocks of most foreign companies that trade in the U.S. markets are traded as ADRs. U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR

Calamos Phineus Long/Short Fund

corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

•

Cash Holdings Risk — To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.

•

Currency Risk — To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund’s investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

•

Derivatives Risk — Derivatives are instruments, such as futures, options and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counterparty risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•

Emerging Markets Risk — Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

•

Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund (i.e., the Fund’s long position) fall, the value of your investment in the Fund will decline.

•

Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•

Forward Foreign Currency Contract Risk — Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

•

Futures and Forward Contracts Risk — Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the options. Forward contracts involve a negotiated obligation to purchase or sell an asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund’s account. Futures and forward contracts are subject to counterparty risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

•

Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

•

Leveraging Risk — Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund’s investment. Leveraging risk is the risk that certain transactions of the Fund may cause the Fund to be more volatile and experience greater losses than if it had not been leveraged. The Fund’s use of short sales and investments in derivatives subject the Fund to leveraging risk.

•

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

•

Options Risk — The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the options market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured. The Fund may also purchase or write over-the-counter put or call options, which involves risks

Calamos Phineus Long/Short Fund

different from, and possibly greater than, the risks associated with exchange-listed put or call options. In some instances, over-the-counter put or call options may expose the Fund to the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument. In addition, the Fund may be exposed to a risk that losses may exceed the amount originally invested.

•

Other Investment Companies (including ETFs) Risk — The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and the policies are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one Investment company being held by the Fund or (3) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company, or to purchases of investment companies done in accordance with SEC exemptive relief or rule. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. Additionally, if the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

•

Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•

Portfolio Turnover Risk — The portfolio manager may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

•

Sector Risk — To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

•

Securities Lending Risk — The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to Calamos Advisors on, the creditworthiness of the firms to which a Fund lends securities. The Fund may also experience losses as a result of a diminution in value of its cash collateral investments.

•

Short Sale Risk — The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security (i.e., the Fund’s short position) increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price.

•

Small and Mid-Sized Company Stock Risk — Small to mid-sized company stocks have historically been subject to greater investment risk than large company stock. The prices of small to mid-sized company stocks tend to be more volatile and less liquid than large company stocks. Small and mid-sized companies may have no or relatively short operating histories, or be newly formed public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

Fund Performance

The performance shown in the bar chart and performance table for 2017 and 2018 is the Fund’s performance whereas performance for the years prior to 2017 is that of another investment vehicle (the “Predecessor Fund”) prior to the commencement of the Fund’s operations. The Predecessor Fund was reorganized into Class I shares of the Fund on April 6, 2016. On October 1, 2015, the parent company of Calamos Advisors purchased Phineus Partners LP (“Phineus”), the prior general partner and investment manager to the Predecessor Fund and investment manager to the Predecessor Fund’s master fund. Calamos Advisors served as the investment manager to the Predecessor Fund’s master fund from October 1, 2015 to April 5, 2016 and the general partner and investment manager of the Predecessor Fund from February 25, 2016 and April 5, 2016. The Predecessor Fund commenced operations on May 1, 2002 and, since that time, has had various periods where it implemented its investment strategy directly on a stand-alone basis or indirectly through its investment in a master fund, which had the same investment policies, objectives, guidelines and restrictions as the Predecessor Fund. Regardless of whether the Predecessor Fund operated as a stand-alone fund or invested indirectly through a master fund, Phineus and Calamos Advisors managed the Predecessor Fund’s assets using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Class I share, and with respect to the table, Class A and Class C share expenses. However, the Predecessor Fund was not a registered mutual fund and so it

Calamos Phineus Long/Short Fund

was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. Updated Fund performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Predecessor Fund’s performance for the years prior to 2017 and the Fund’s performance for 2017 and 2018 by showing how the Predecessor Fund’s and the Fund’s average annual total returns for 1 year, 5 year, 10 year and since inception periods, as applicable, compare with those of a broad measure of market performance. Of course, the Predecessor Fund’s and the Fund’s past performance (before and after taxes) do not necessarily indicate how the Fund will perform in the future. “Since Inception” returns shown for each index are returns since the inception of the Predecessor Fund (on May 1, 2002), or since the nearest subsequent month end when comparative index data is available only for full monthly periods.

CLASS I* ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	41.81% (6.30.09)	Lowest Quarterly Return:	-14.97% (6.30.12)

*	Annual returns for Class I are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

Average Annual Total Returns as of 12.31.18

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five-, and ten-year periods ended December 31, 2018 and since the Predecessor Fund’s inception compare with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Predecessor Fund, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The after-tax returns are shown only for Class I shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.18
	INCEPTION DATE OF CLASS	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
Class A	5.1.02
Load Adjusted Return before taxes		-10.60%	2.83%	9.93%	9.92%
Class C	5.1.02
Load Adjusted Return before taxes		-7.70%	3.07%	9.65%	9.45%
Class I	5.1.02
Return before taxes		-5.94%	4.11%	10.74%	10.54%
Return after taxes on distributions*		-7.24%	3.67%	10.51%	10.40%
Return after taxes on distributions and sale of Fund shares*		-3.38%	3.03%	8.84%	9.07%
S&P 500 Index		-4.38%	8.49%	13.12%	7.31%
MSCI World Index		-8.20%	5.14%	10.29%	6.67%

*	Returns after taxes for Class I are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

The MSCI World Index is designed to measure the equity market performance of developed markets. The MSCI World Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

Calamos Phineus Long/Short Fund

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
Michael Grant	since Fund’s inception	SVP, Sr. Co-Portfolio Manager

Buying and Redeeming Fund Shares

Minimum Initial Investment

Classes A and C: $2,500/$500 for IRA

Class I: $1,000,000

Minimum Additional Investment

Classes A and C: $50

Class I: None

To Place Orders

Please contact your broker or other intermediary, or to place your order directly, contact the Fund’s transfer agent, U.S. Bank Global Fund Services, toll-free at the number noted below for further instructions:

U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201

Phone: 800.582.6959

Transaction Policies

The Fund’s shares are redeemable. In general, investors may purchase, redeem, or exchange Fund shares on any day the New York Stock Exchange is open by written request (to the address noted above), by wire transfer, by telephone (at the number noted above), or through a financial intermediary, depending on how the shares are held. Orders to buy and redeem shares are processed at the next net asset value (share price or “NAV”) to be calculated only on days when the New York Stock Exchange is open for regular trading.

Class I may not be available for purchase directly from the Fund. Please contact us at 800.582.6959 to inquire further about such availability.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any distributions from a retirement account or 401(k) plan may be taxed as ordinary income when withdrawn from such account or plan. Special tax rules apply to investments held through defined contribution plans and other tax-qualified plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the Fund’s statutory prospectus or statement of additional information.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

811-05443